UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 23, 2021

STEADFAST APARTMENT REIT, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55428	36-4769184
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

18100 Von Karman Avenue, Suite 200
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, Including Area Code: (949) 569-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.
Amendment to Property Management Agreement
On April 23, 2021, Steadfast Apartment REIT, Inc. (the “Company”), through STAR REIT Services, LLC, a subsidiary of the Company (“SRS”), entered into amendments (collectively, the “Amendments”) to the property management agreements (collectively the “PMAs”) with affiliates of Steadfast REIT Investments, LLC, the Company’s former sponsor (the “Property Owners”), to, among other things, (1) provide that SRS is responsible for providing accounting services for the properties owned by the Property Owners and (2) increase the property management fee from 2.0% of Gross Collections (as defined in the PMAs) to 3.0% of Gross Collections. Except as modified by the Amendments, the material terms of the PMAs, as summarized in the Company's Current Report on Form 8-K filed on September 3, 2020, remain in full force and effect.
The foregoing summary of the material terms of the Amendments is qualified in its entirety by reference to the Form of Amendment No. 1 to Property Management Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 8.01    Other Events.
Distribution Declaration
On April 22, 2021, the Board of Directors of the Company approved and authorized a daily distribution to stockholders of record as of the close of business on each day for the period commencing on May 1, 2021 and ending on May 31, 2021. The distributions will be equal to $0.001438 per share of the Company’s common stock per day. The distributions for each record date in May 2021 will be paid in June 2021. The distributions will be payable to stockholders from legally available funds therefor.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

10.1	Form of Amendment No. 1 to Property Management Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	April 27, 2021	By:	/s/ Ella S. Neyland
Ella S. Neyland
President, Chief Financial Officer and Treasurer